Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

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[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission

[ ] Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[X] Soliciting Material under Section 240.14a-12

Legg Mason Global Asset Management Trust

_________________________________________________________________

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Franklin Templeton One Franklin Parkway San Mateo, CA 94403 tel (800) 632-2301 franklintempleton.com

January 24, 2024

Dear Valued Shareholder:

As a shareholder of ClearBridge Small Cap Fund, you should have recently received in the mail important proxy voting material requesting your vote to approve multiple proposals regarding the restructuring of the management and administration arrangements of the Funds in order to align them with those of other Legg Mason and Franklin Templeton funds. According to our records, we have not yet received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. In efforts to keep proxy solicitation costs down, we’d greatly appreciate your vote on these important proposals.

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card.
•	Phone: Call (800) 290-6424. You can speak to a live operator if you need assistance.
•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to contact you further relating to these proposals.

Shareholders will vote on the proposals at the Special Meeting of Shareholders to be held on March 1, 2024. Detailed information about the Special Meeting of Shareholders and the proposals can be found in the proxy statement, or online at: https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf

If you have any questions about the proposals, you may contact your financial advisor or EQ Fund Solutions at (800) 290-6424.

Sincerely,

Jane Trust

President and Chief Executive Officer

ClearBridge Small Cap Fund

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee	R1_19387_SC_O

Franklin Templeton One Franklin Parkway San Mateo, CA 94403 tel (800) 632-2301 franklintempleton.com

January 24, 2024

Dear Valued Shareholder:

As a shareholder of ClearBridge Small Cap Fund, you should have recently received in the mail important proxy voting material requesting your vote to approve multiple proposals regarding the restructuring of the management and administration arrangements of the Funds in order to align them with those of other Legg Mason and Franklin Templeton funds. According to our records, we have not yet received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. In efforts to keep proxy solicitation costs down, we’d greatly appreciate your vote on these important proposals.

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card.
•	Phone: Call (800) 581-3783. You can speak to a live operator if you need assistance.
•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to contact you further relating to these proposals.

Shareholders will vote on the proposals at the Special Meeting of Shareholders to be held on March 1, 2024. Detailed information about the Special Meeting of Shareholders and the proposals can be found in the proxy statement, or online at: https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf

If you have any questions about the proposals, you may contact your financial advisor or EQ Fund Solutions at (800) 581-3783.

Sincerely,

Jane Trust

President and Chief Executive Officer

ClearBridge Small Cap Fund

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee	R1_19387_SC_RN

Franklin Templeton One Franklin Parkway San Mateo, CA 94403 tel (800) 632-2301 franklintempleton.com

January 24, 2024

Dear Valued Shareholder:

As a shareholder of ClearBridge Value Trust, you should have recently received in the mail important proxy voting material requesting your vote to approve multiple proposals regarding the restructuring of the management and administration arrangements of the Funds in order to align them with those of other Legg Mason and Franklin Templeton funds. According to our records, we have not yet received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. In efforts to keep proxy solicitation costs down, we’d greatly appreciate your vote on these important proposals.

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card.
•	Phone: Call (800) 290-6424. You can speak to a live operator if you need assistance.
•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to contact you further relating to these proposals.

Shareholders will vote on the proposals at the Special Meeting of Shareholders to be held on March 1, 2024. Detailed information about the Special Meeting of Shareholders and the proposals can be found in the proxy statement, or online at: https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf

If you have any questions about the proposals, you may contact your financial advisor or EQ Fund Solutions at (800) 290-6424.

Sincerely,

Jane Trust

President and Chief Executive Officer

ClearBridge Value Trust

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee	R1_19387_VT_O

Franklin Templeton One Franklin Parkway San Mateo, CA 94403 tel (800) 632-2301 franklintempleton.com

January 24, 2024

Dear Valued Shareholder:

As a shareholder of ClearBridge Value Trust, you should have recently received in the mail important proxy voting material requesting your vote to approve multiple proposals regarding the restructuring of the management and administration arrangements of the Funds in order to align them with those of other Legg Mason and Franklin Templeton funds. According to our records, we have not yet received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. In efforts to keep proxy solicitation costs down, we’d greatly appreciate your vote on these important proposals.

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card.
•	Phone: Call (800) 581-3783. You can speak to a live operator if you need assistance.
•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to contact you further relating to these proposals.

Shareholders will vote on the proposals at the Special Meeting of Shareholders to be held on March 1, 2024. Detailed information about the Special Meeting of Shareholders and the proposals can be found in the proxy statement, or online at: https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf

If you have any questions about the proposals, you may contact your financial advisor or EQ Fund Solutions at (800) 581-3783.

Sincerely,

Jane Trust

President and Chief Executive Officer

ClearBridge Value Trust

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee	R1_19387_VT_RN